                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-A/A

                    AMENDMENT NO. 2 TO REGISTRATION STATEMENT
                                   ON FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          TARGETED GENETICS CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


                Washington                                91-1549568
----------------------------------------   ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


       1100 Olive Way, Suite 100
          Seattle, Washington                                98101
-----------------------------------------   -----------------------------------
(Address of principal executive offices)                  (Zip Code)


If this Form relates to the                 If this Form relates to the
registration of a class of debt             registration of a class of debt
securities and is effective upon            securities and is to become
filing pursuant to General                  simultaneously with the
Instruction A(c)(1) please check            effectiveness of a concurrent
the following box.         [  ]             registration statement under the
                                            Securities Act of 1933 pursuant
                                            to General Instruction A(c)(2)
                                            please check the following box. [  ]


Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                Name of Each Exchange on Which
           to be so Registered                Each Class is to be Registered
           -------------------                ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

    Warrants to purchase shares of Common Stock, par value $.01, of Targeted Genetics Corporation



                                   Page 1 of 4
                             Exhibit Index on Page 4


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                                   FORM 8-A/A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    AMENDMENT NO. 2 TO REGISTRATION STATEMENT
                                   ON FORM 8-A


                          TARGETED GENETICS CORPORATION


ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        For a description of the Warrants being registered, reference is made to the section entitled "Warrants" contained in the Prospectus dated July 10, 1995 contained in the Registrant's Registration Statement on Form S-1 (the "Registration Statement"), File No. 33-91500. A copy of page 48 of the Prospectus is attached as Exhibit 3.1 to this filing pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended.

ITEM 2.      EXHIBITS

             The following exhibits are filed as a part of this Registration
Statement:

Exhibit No.        Description                                                            Sequential
-----------        -----------                                                             Page No.
                                                                                          ----------

1.1                Warrant  Agreement  between the Registrant and First Interstate Bank       **
                   of Washington, N.A., as Warrant Agent (Exhibit 4.4)

1.2                Specimen warrant certificate (Exhibit 4.5)                                 **

1.3                First Amendment to the Warrant Agreement

2.1                Amended and Restated  Articles of  Incorporation,  of the registrant        *
                   (Exhibit 3.1)

2.2                Amended and Restated Bylaws of the registrant (Exhibit 3.2)                *

3                  Section entitled  "Warrants" of the Preliminary  Prospectus included       ***
                   in  the  Registration   Statement  on  Form S-1  (File #33-91500)
                   originally  filed by the Registrant with the Securities and Exchange
                   Commission on April 24, 1995, as amended

3.1                Section  entitled  "Warrants" of the Prospectus  dated July 10, 1995 included in the Registration Statement on Form S-1 (File #33-91500)



----------
* Incorporated by reference to the designated exhibit included with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.
** Incorporated by reference to the designated exhibit included with the Registrant's Form S-1 Registration Statement (Registration No. 33-91500) filed on April 24, 1995, as amended.
*** Incorporated by reference to the designated exhibit included with the Registrant's Amendment No. 1 to Registration Statement on Form 8-A/A dated July 6, 1995.



                                                                          Page 2
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        Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              TARGETED GENETICS CORPORATION

                              /s/ James A. Johnson
                              --------------------------------------------------
                              James A. Johnson, Chief Financial Officer


Dated:  July 29, 1997



                                                                          Page 3
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                                  EXHIBIT INDEX

Exhibit No.        Description                                                            Sequential
-----------        -----------                                                             Page No.
                                                                                          ----------

1.1                Warrant  Agreement  between the Registrant and First Interstate Bank       **
                   of Washington, N.A., as Warrant Agent (Exhibit 4.4)

1.2                Specimen warrant certificate (Exhibit 4.5)                                 **

1.3                First Amendment to the Warrant Agreement

2.1                Amended and Restated  Articles of  Incorporation,  of the registrant        *
                   (Exhibit 3.1)

2.2                Amended and Restated Bylaws of the registrant (Exhibit 3.2)                *

3                  Section entitled  "Warrants" of the Preliminary  Prospectus included       ***
                   in the Registration Statement on Form S-1 (File #33-91500)
                   originally filed by the Registrant with the Securities and Exchange
                   Commission on April 24, 1995, as amended

3.1                Section  entitled  "Warrants" of the Prospectus  dated July 10, 1995 included in the Registration Statement on Form S-1 (File #33-91500)



----------
* Incorporated by reference to the designated exhibit included with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.
** Incorporated by reference to the designated exhibit included with the Registrant's Form S-1 Registration Statement (Registration No. 33-91500) filed on April 24, 1995, as amended.
*** Incorporated by reference to the designated exhibit included with the Registrant's Amendment No. 1 to Registration Statement on Form 8-A/A dated July 6, 1995.



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